UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported):  March 29, 2017

FIDELITY D & D BANCORP, INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	333-90273	23-3017653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Blakely and Drinker Streets, Dunmore, PA    18512

(Address of principal executive offices)    (Zip Code)

__(570) 342-8281__

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 29, 2017, Fidelity Deposit and Discount Bank (the “Bank”), a wholly owned banking subsidiary of Fidelity D&D Bancorp, Inc. (the “Corporation”), entered into separate supplemental executive retirement agreements (individually the “SERP Agreement”) with Daniel J. Santaniello, President and  Chief Executive Officer of the Corporation and the Bank (Employment Agreement dated March 23, 2011); Salvatore R. DeFrancesco, Jr., Treasurer and Chief Financial Officer of the Corporation and Executive Vice President and Chief Financial Officer of the Bank (Employment Agreement dated March 17, 2016); Eugene J. Walsh, Vice President and Chief Operating Officer of the Corporation and Executive Vice President and Chief Operating Officer of the Bank (Employment Agreement dated March 29, 2017); and Timothy P. O’Brien, Senior Vice President and Chief Lending Officer of the Bank (Employment Agreement dated March 23, 2011); pursuant to which the Bank will credit an amount to a SERP account established for each participant’s behalf while they are actively employed by the Bank for each calendar month from March 1, 2017 until the vesting age of 62 for Messrs. Santaniello and DeFrancesco, Jr. and until normal retirement age of 67 for Mr. Walsh and 70 for Mr. O’Brien.  Each month, until the age stated previously or until the participant is not an active employee of the Bank, the Bank plans to credit $11,884 to Mr. Santaniello’s SERP account, $6,371 to Mr. DeFrancesco’s SERP account, $5,525 to Mr. Walsh’s SERP account, and $11,256 to Mr. O’Brien’s SERP account; however, the Bank’s Board of Directors has the discretion to increase or decrease the amount to be credited to any participant’s account at any time.

•	The SERP account will be credited with interest at an annual rate equal to 4.00%, compounded monthly. This rate is fixed from plan inception until all payments are distributed.
•

The SERP account is payable in 180 monthly installments commencing upon separation from service after attaining age 65 for Messrs. Santaniello and DeFrancesco, Jr., age 67 for Mr. Walsh and age 70 for Mr. O’Brien.

•

If separation from service occurs following the first day of the fourth plan year for a reason other than death, disability or following a change in control, the participant will receive the SERP account balance at that date, payable in 60 monthly installments beginning at normal retirement age (age 65 for Messrs. Santaniello and DeFrancesco, age 67 for Mr. Walsh and age 70 for Mr. O’Brien).  Interest will be credited at an annual rate of 4.00%, compounded monthly.  If separation from service occurs before the first day of the fourth plan year for a reason other than death, disability or following a change in control, the participant will not receive a benefit.

•

If separation from service occurs due to death, the participant’s beneficiary will receive his SERP account balance paid over 60 months beginning the month after death. If death occurs after payments have begun, the beneficiary will receive the remaining payments. If death occurs after separation from service, but before payments have begun, the beneficiary will receive the SERP account balance at the date of death, payable over 60 months, beginning the month after death.

•	If the participant becomes disabled, he will be entitled to his SERP account balance. Such amount will be paid in 60 equal monthly installments commencing upon disability.
•

If a change in control occurs while the participant is employed by the Bank, the participant will receive his SERP account balance plus the present value of the expected future contributions as described  above, discounted at a rate .3274% per month, payable over 36 months beginning the month following the change in control.

•

If the participant is terminated for cause, all amounts under the SERP agreement are forfeited. In addition, any unpaid amounts are forfeited in the event that, following separation from service, the participant breaches certain post-employment restrictive covenants set forth in the SERP Agreement.

The description above is only a summary of the material terms of each SERP Agreement and is not intended to be a full description of each SERP Agreement. The form of SERP Agreement for Messrs. Santaniello and DeFrancesco is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The form of SERP Agreement for Messrs. Walsh and O’Brien is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On March 29, 2017, the Bank entered into separate split dollar life insurance agreements (individually the “Split Dollar Agreement”) with Messrs. Santaniello, DeFrancesco, Walsh, and O’Brien and Michael Pacyna, Executive Vice President and Chief Business Development Officer of the Bank; pursuant to which the Bank will share a portion of the net death proceeds of certain bank-owned life insurance (BOLI) policies should the participant die while employed by the Bank.  Net death proceeds are the total death proceeds from the BOLI policies less the greater of the cash surrender value or aggregate premiums paid.  Under the Split Dollar Agreement, the participant’s beneficiary will receive a death benefit equal to the lesser of three times the participant’s base salary at the date of death or the net death proceeds from the BOLI policies.  The Bank plans to reduce each participant’s coverage in the Bank’s current group term plan to $50,000 and count that amount toward the three times salary benefit provided by this plan.  The participant’s current coverage under the group term plan is three times salary with a maximum benefit of $450,000.  The Bank’s group term expense is expected to decrease as a result of this change.

In addition, Messrs. Santaniello, DeFrancesco, Jr. and Walsh have the opportunity to retain a split dollar benefit equal to two times their highest base salary after separation from service if the vesting requirements are met.  Vesting occurs if the participant is employed by the Bank at the earliest of the following events: (i) disability, (ii) the Bank undergoes a change in control, (iii) the participant attains normal retirement age (62 for Messrs. Santaniello and DeFrancesco and 65 for Mr. Walsh), or (iv) the Board of Directors chooses to amend the Split Dollar Agreement to vest the participant.

The description above is only a summary of the material terms of each Split Dollar Agreement and is not intended to be a full description of each Split Dollar Agreement. The form of Split Dollar Agreement for Messrs. Santaniello, DeFrancesco, and Walsh is attached hereto as Exhibit 99.3 and is incorporated herein by reference. The form of Split Dollar Agreement for Messrs. O’Brien and Pacyna is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

ITEM 9.01Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Form of Supplemental Executive Retirement Plan (Daniel J. Santaniello and Salvatore R. DeFrancesco, Jr.)
99.2	Form of Supplemental Executive Retirement Plan (Eugene J. Walsh and Timothy P. O’Brien)
99.3	Form of Split Dollar Life Insurance Agreement (Daniel J. Santaniello, Salvatore R. DeFrancesco, Jr., and Eugene J. Walsh)
99.4	Form of Split Dollar Life Insurance Agreement (Timothy P. O’Brien and Michael Pacyna)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

FIDELITY D & D BANCORP, INC.
(Registrant)

Dated: April 4, 2017	/s/ Salvatore R. DeFrancesco, Jr.
Salvatore R. DeFrancesco, Jr Treasurer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Form of Supplemental Executive Retirement Plan (Daniel J. Santaniello and Salvatore R. DeFrancesco, Jr.)
99.2	Form of Supplemental Executive Retirement Plan (Eugene J. Walsh and Timothy P. O’Brien)
99.3	Form of Split Dollar Life Insurance Agreement (Daniel J. Santaniello, Salvatore R. DeFrancesco, Jr., and Eugene J. Walsh)
99.4	Form of Split Dollar Life Insurance Agreement (Timothy P. O’Brien and Michael Pacyna)